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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 24, 2011

GT ADVANCED TECHNOLOGIES INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware (State or other jurisdiction of incorporation)	001-34133 (Commission File Number)	03-0606749 (IRS Employer Identification No.)

243 Daniel Webster Highway
Merrimack, New Hampshire 03054
(Address of Principal Executive Offices, including Zip Code)

(603) 883-5200
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

        At the annual meeting of stockholders of GT Advanced Technologies Inc. (the "Company") held on August 24, 2011 (the "Annual Meeting"), the Company's stockholders approved the 2011 Equity Incentive Plan; such 2011 Equity Incentive Plan had previously been adopted by the Company's Board of Directors subject to stockholder approval.

        The following brief description of the 2011 Equity Incentive Plan is qualified in its entirety by reference to the complete text of the plan, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference:

        The purpose of the 2011 Equity Incentive Plan is to advance the Company's interests and those of affiliated entities by providing for the grant to participants of stock-based and other incentive awards. Subject to adjustment in the event of stock splits, stock dividends or similar events, up to an aggregate of 12,500,000 shares of Company common stock may be issued pursuant to the 2011 Equity Incentive Plan. In addition, any shares of Company common stock that become available for grant under the Company's 2008 Equity Incentive Plan as a result of termination of awards granted under the 2008 Equity Incentive Plan will be available for grant under the 2011 Equity Incentive Plan.

        The 2011 Equity Incentive Plan will be administered by the Compensation Committee of the Company's Board of Directors or its delegates, who will have the right to determine questions that may arise regarding the interpretation and application of plan provisions and to make, administer and interpret such rules as it deems necessary or advisable.

        Participation in the 2011 Equity Incentive Plan is limited to those key employees and directors, as well as consultants and advisors, who in the plan administrator's opinion are in a position to make a significant contribution to our success and that of affiliated entities and who are selected by the plan administrator to receive an award.

        The 2011 Equity Incentive Plan allows for the issuance of stock options, stock appreciation rights, restricted stock (unrestricted stock), stock units, cash units, performance-based awards and other stock-based awards.

        The maximum number of shares of Company common stock for which stock options may be granted to any person in a calendar year and the maximum number of shares of common stock subject to stock appreciation rights granted to any person in any calendar year will each be 3,000,000 shares. The maximum number of shares subject to awards other than stock options and stock appreciation rights granted to any person in any calendar year will be 3,000,000 shares. The maximum amount of cash-denominated awards granted to any person in any calendar year under the 2011 Equity Incentive Plan is $10,000,000. These limits as well as any exercise prices, base values and other terms of any awards are subject to adjustment for stock dividends, stock splits, recapitalizations, mergers, consolidations, reorganizations, or other capital change.

        No award under the 2011 Equity Incentive Plan may be granted after the date that is one day before the ten year anniversary of the date of adoption of the 2011 Equity Incentive Plan, but previously granted awards may continue in accordance with their terms.

        In the event of the consummation of a consolidation or merger in which the Company is not the surviving corporation or which results in the acquisition of a majority of the Company's common stock by a person or entity or by a group of persons or entities acting together, or in the event of a sale of substantially all of the Company's assets or dissolution or liquidation, the plan administrator may provide for the assumption or continuation of all or some awards, the grant of substitute awards, a cash-out payment for all or some awards or the acceleration of all or some awards. Following any such transaction, all awards that have not been assumed will terminate.

        The plan administrator may at any time or times amend the 2011 Equity Incentive Plan or any outstanding award for any purpose which may at the time be permitted by law, and may at any time terminate the 2011 Equity Incentive Plan as to any future grants of awards. The plan administrator may not, however, alter the terms of an award so as to materially and adversely affect an award holder's rights under the award without his or her consent, unless the plan administrator expressly reserved the right to do so at the time of the award.

Item 5.07    Submission of Matters to a Vote of Security Holders.

        The Annual Meeting of Stockholders of GT Advanced Technologies Inc. (the "Company") was held on August 24, 2011 (the "Annual Meeting"). There were 126,484,076 shares of the Company's common stock eligible to vote, and 111,205,202 shares present in person or by proxy at the Annual Meeting. The matters voted on at the Annual Meeting were: (1) the election of seven directors for a term expiring at 2012 Annual Meeting; (2) ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending March 31, 2012; (3) approval of the GT Advanced Technologies Inc. 2011 Equity Incentive Plan; (4) an advisory vote on executive compensation; and (5) an advisory vote on the frequency of holding an advisory vote on executive compensation.

        Each of the directors up for reelection was reelected to serve a one-year term expiring at the 2012 Annual Meeting. The selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the year ending March 31, 2012 was ratified. The Company's 2011 Equity Incentive Plan and the advisory vote on executive compensation were each approved by the required number of votes. The frequency of an advisory vote on executive compensation receiving the most votes was one year. The final voting results were as follows:

Matter		For	Withheld	Broker Non-votes
1.	Election of Directors
	(a) J. Michal Conaway	87,827,391	220,876	23,156,935
	(b) Ernest L. Godshalk	87,817,059	231,208	23,156,935
	(c) Thomas Gutierrez	86,817,530	1,230,737	23,156,935
	(d) Matthew E. Massengill	87,586,947	460,230	23,158,024
	(e) Mary Petrovich	87,799,379	247,798	23,158,024
	(f) Robert E. Switz	87,811,903	235,275	23,158,024
	(g) Noel G. Watson	87,534,319	512,859	23,158,024

Matter		For	Against	Abstained
2.	Ratification of the appointment of Deloitte & Touche LLP as Independent Registered Public Accountants for fiscal year ending March 31, 2012	110,828,357	198,734	178,111

Matter		For	Against	Abstained	Broker Non-votes
3.	Approval of the GT Advanced Technologies Inc. 2011 Equity Incentive Plan	77,466,521	12,721,933	126,629	20,890,119

Matter		For	Against	Abstained	Broker Non-votes
4.	Approval of the advisory vote on executive compensation	88,761,000	1,122,548	431,536	20,890,118

Matter		1 Year	2 Years	3 Years	Abstained
5.	The frequency of holding an advisory vote on executive compensation	86,333,435	217,711	3,449,692	314,246

        After taking into consideration the foregoing voting results and the Board's prior recommendation in favor of an annual advisory stockholder vote on the compensation of the Company's named executive officers, the Board intends to hold future advisory votes on the compensation of the Company's named executive officers every year.

Item 9.01    Financial Statements and Exhibits.

(d)
Exhibits

Exhibit No.	Description
10.1	GT Advanced Technologies Inc. 2011 Equity Incentive Plan

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GT ADVANCED TECHNOLOGIES INC.
Date: August 30, 2011	/s/ HOIL KIM Hoil Kim Vice President, Chief Administrative Officer and General Counsel

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  Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
  Item 5.07 Submission of Matters to a Vote of Security Holders.
  Item 9.01 Financial Statements and Exhibits.
SIGNATURES